[LOGO     Investing                                 [PHOTO OF
APPEARS   for the                                   CALCULATOR &
HERE]     21st                                      FINANCIAL
          Century                                   NEWSPAPER]




Annual Report December 31, 1997


                                      EV

                                  TRADITIONAL

                                   INVESTORS

                                     FUND

[PHOTO OF NYSE FLAG
APPEARS HERE]


                                  Eaton Vance

                     Global Management-Global Distribution



                                                          T r a d i t i o n a l


[PHOTO OF FLOOR OF  NYSE
APPEARS HERE]

EV Traditional Investors Fund as of December 31, 1997

Letter to Shareholders

[PHOTO APPEARS HERE]

For the year ended December 31, 1997, EV Traditional Investors Fund had a total return of 21.6%./1/ This return resulted from an increase in net asset value to $8.70 per share on December 31, 1997 from $8.09 per share on December 31, 1996 and the reinvestment of $0.20 per share in income dividends and $0.89 per share in capital gains distributions. This return compared favorably to the average total return for mutual funds in the Lipper Balanced Funds Category* which was 19.0% for the period.

The U.S. economy continued to grow at a healthy rate in 1997. Gross domestic product, the primary indicator of economic performance, increased 3.8%, exceeding most predictions made at the beginning of the year. Unemployment declined 0.6% to 4.7%, and 3.2 million new jobs were created. The inflation rate, which historically has risen after periods of sustained growth and low unemployment, declined from the previous year. The consumer price index increased only 1.7% in 1997, compared to 3.3% in 1996, and wholesale prices decreased 1.2% -- the largest drop since 1986. Many economists, including Federal Reserve Chairman Alan Greenspan, attribute this continued low inflation to the effects of increasing global competition, a strong dollar, and higher productivity brought on by advances in technology.

The stock market's performance in 1997 exceeded 20% for a record third consecutive year. The S&P 500 Index* rose 31% during the year, with a relatively small group of large capitalization stocks providing the leadership. There was considerable volatility during the year, marked by significant market declines -- the first in the spring, and a second, steeper decline in October caused by economic turmoil in several important Asian countries. In both cases, stock prices recovered.

In the bond market, long-term interest rates were on a rising trend through April, as evidence emerged of stronger-than-expected economic growth. Rates then reversed course and declined through the end of the year, reflecting declining federal budget deficits and falling inflation.

The stock market's increased volatility illustrates the benefits of a balanced approach to investing and of maintaining a long-term outlook. By staying with an investment through the inevitable market cycles, investors can reduce the impact of any one downturn. Moreover, a professionally managed mutual fund with diversified asset classes can help to reduce risk further. In the pages that follow, Portfolio Manager Thomas E. Faust Jr. discusses the economy, the stock and bond markets, and the Fund's performance in 1997.

                                            Sincerely,

                                            /s/ M. Dozier Gardner,

                                            M. Dozier Gardner,
                                            President
                                            February 9, 1998

--------------------------------------------------------------------------------

Performance/2/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                             21.6%
Five Years                           14.4
Ten Years                            13.1


SEC Average Annual Total Returns (including maximum 5.75% sales charge)
--------------------------------------------------------------------------------
One Year                             14.7%
Five Years                           13.0
Ten Years                            12.4


Ten Largest Equity Holdings/3/
--------------------------------------------------------------------------------
Sofamor Danek                         3.4%
Allstate                              2.5
Home Depot                            2.1
Norwest                               2.1
General RE                            1.9
CVS                                   1.8
Unilever                              1.7
Mutual Risk Management                1.7
Warner Lambert                        1.7
Chase Manhattan Corp.                 1.7


/1/ This return does not include the maximum 5.75% sales charge.

/2/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC Returns reflect maximum sales charge as noted.

/3/ By total net assets. Ten largest holdings are as of 12/31/97 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 20.6% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

*   It is not possible to invest directly in a Lipper Category or an Index.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional Investors Fund as of December 31, 1997

MANAGEMENT DISCUSSION


An interview with Thomas E. Faust Jr., Vice President and Portfolio Manager of the Investors Portfolio

[PHOTO OF THOMAS E. FAUST JR. APPEARS HERE]

Thomas E. Faust Jr.,
 Portfolio Manager


Q: Tom, how would you describe the stock market's 1997 performance?

A: 1997 was another strong year for the stock market, with returns exceeding 20% for an unprecedented third consecutive year. The market benefited from a variety of positive factors, including continued strong earnings and a favorable interest rate environment. In addition, the stock market survived two major corrections -- one in the spring, and a second, more severe one in October. In each case, equity prices recovered, showing a level of resilience that surprised many analysts. After the second correction, brought on in part by economic turmoil in Asia, the companies that recovered the fastest were those with little exposure to Asia or which benefited from weaker Asian currencies. Companies suffering the biggest declines in the fourth quarter were those most sensitive to Asia's economic problems, including basic materials companies and technology firms. The U.S. financial markets - especially the bond market -- benefitted from a flight to quality, as investors sought a safe haven from the Asian crisis.

Q: That leads to the second major asset class of this Portfolio -- bonds. How would you characterize the U.S. bond market during 1997?

A: Overall, 1997 was a good year for the bond market, with a general decline in interest rates over the 12-month period. In the spring, rates rose sharply on developing evidence that the economy was growing at a faster-than-expected rate. After rates peaked in April, news of a balanced budget agreement, a slowing economy, and continued low inflation contributed to a rally in the bond market, and interest rates generally trended downward through the end of the year. Recently, the problems in Asia and ensuing flight to quality among global bond investors have driven U.S. bond prices still higher, leading to interest rates on long-term government bonds that are lower than have been seen in over a decade. Furthermore, the Asian situation has resulted in a widening of quality spreads -- the difference between high quality and lower quality corpo-

--------------------------------------------------------------------------------

Portfolio Allocation+
--------------------------------------------------------------------------------
As a percentage of total net assets

[PIE CHART APPEARS HERE]

Fixed Income                29.6%
Cash                         1.1%
Equities                    69.3%


Five Largest Equity Sectors+
--------------------------------------------------------------------------------
As a percentage of total net assets

Financial                   14.4%
Drugs                        7.7%
Medical Products             5.6%
Retail                       5.2%
Oil & Gas                    4.4%

+ Portfolio allocation and five largest sectors are subject to change due to active management.

EV Traditional Investors Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


   rate bond yields -- and has flattened the yield curve, which means that the difference between short-term and long-term interest rates has narrowed.

Q: Finance is a large weighting in this Portfolio. How did stocks in this sector perform during the year?

A: It was a very good year for this sector. Many of our financial sector stocks are in the insurance and banking sectors, which are generally sensitive to interest rate movements. Given that it was a good year for the bond market, and that their core businesses were buoyed by a strong economy, insurance and banking stocks performed very well in 1997. Within domestic banking, there was significant consolidation during the year which tends to boost stock valuations for the industry as a whole. Consolidation also helped lower operating costs, thereby increasing profitability in the sector.

Q: How did health care stocks, also a large weighting, perform during the 12-month period?

A: The health care stocks in this Portfolio, which consist primarily of large pharmaceutical companies with significant new products, performed very well during the year. Generally speaking, large capitalization health care stocks -- primarily big pharmaceutical companies -- had a very good year in 1997, whereas smaller biotechnology and health care services stocks performed poorly. Drug stocks benefited from a streamlined FDA approval process and increased use by managed care companies.

Q: What impact did the market's sharp decline in October have on the Portfolio?

A: Because the Portfolio is invested in equities, it experienced a decline during the market's broad-based October correction. Fortunately, the Portfolio outperformed the large equity indexes, primarily as a result of the mix of asset classes in the Portfolio. The bond and cash investments acted as a hedge against the decline in equity prices. This experience illustrates the basic investment rule that diversification makes sense, particularly in an environment of increased volatility. A balanced asset allocation among stocks, bonds and cash provides a built-in hedge, and -- although past experience does not guarantee future results -- it may explain why this Fund has had only one year with a negative total return in the past 23 years.

Q: How would you characterize the economy right now?

A: The U.S. economy continues to be robust, and the consensus expectation for 1998 is that it should continue to expand. GDP is expected to rise in the 2-3% range, with inflation remaining below 2%. Interest rates could continue their downward trend as long as inflation remains low. Moreover, the capital gains tax rate was cut in 1997, and we have seen a significant decline in energy prices. In this late stage of the expansion, however, there are some indications of weakness, including the impact on U.S. companies of weakened economic growth in Asia, as well as an increase in the U.S. of consumer bankruptcies and consumer debt levels.

Q: Of the Portfolio's corporate bond holdings, most have "put" option features.
   What are the benefits of "put" bonds?

A: A bond with a "put" feature gives the holder -- in this case, the Portfolio
   -- the right to sell (or "put") the bond back to the issuer at a specific price and date in the future. As a result of this feature, put bonds perform like a long bond in a market rally and like a short bond during a decline. Hence, the feature acts a bit like an insurance policy for the holder when prices drop. These bonds command a premium in the market, but we think the put feature is worth the added cost.

EV Traditional Investors Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q: What is your outlook for the stock and bond markets in 1998?

A: I continue to have a generally positive outlook for both the stock and bond markets, but I tend to be more bullish about bonds for the coming year. If inflation remains low, which it should, interest rates should continue to decline. The keys to another good year for the stock market are low interest rates, continued economic growth, strong corporate profitability, and sustained cash flows into U.S. stocks from domestic and foreign investors. The biggest concern with the stock market is that valuations are high, but one can make an argument that low inflation and declining interest rates support current valuations. As always, we remain long-term investors, and will continue to make adjustments in the portfolio as economic and market conditions warrant.

           Comparison of Change in Value of a $10,000 Investment in EV Traditional Investors Fund vs. the Standard & Poor's 500, Lehman Bros. Govt./Corp Bond Index and 90-Day Treasury Bills*

                  December 31, 1987 through December 31, 1997

                           [LINE GRAPH APPEARS HERE]

                                                 Lehman Brothers    90-day US
           EV Traditional                        Corporate/Gov't.   Treasury
   Date    Investors Fund  Fund/Off Pr  S&P 500     Bond Index       Bills*
   ----    --------------  -----------  -------  ----------------    -----
12/31/87      $10,000       $ 9,431     $10,000      $10,000        $10,000
 1/31/88      $10,206       $ 9,626     $10,435      $10,343        $10,000
 2/28/88      $10,564       $ 9,963     $10,901      $10,461        $10,000
 3/31/88      $10,325       $ 9,738     $10,569      $10,358        $10,142
 4/30/88      $10,400       $ 9,809     $10,703      $10,298        $10,142
 5/31/88      $10,490       $ 9,894     $10,771      $10,229        $10,142
 6/30/88      $10,792       $10,179     $11,272      $10,460        $10,307
 7/31/88      $10,777       $10,164     $11,245      $10,400        $10,307
 8/31/88      $10,639       $10,034     $10,845      $10,427        $10,307
 9/30/88      $10,853       $10,236     $11,310      $10,655        $10,493
10/31/88      $11,022       $10,395     $11,638      $10,544        $10,493
11/30/88      $10,913       $10,292     $11,452      $10,722        $10,493
12/31/88      $11,068       $10,439     $11,655      $10,758        $10,706
 1/31/89      $11,574       $10,915     $12,519      $10,901        $10,706
 2/28/89      $11,398       $10,750     $12,192      $10,819        $10,706
 3/31/89      $11,526       $10,871     $12,480      $10,877        $10,942
 4/30/89      $11,942       $11,263     $13,146      $11,107        $10,942
 5/31/89      $12,178       $11,485     $13,648      $11,380        $10,942
 6/30/89      $12,261       $11,564     $13,581      $11,751        $11,167
 7/31/89      $12,878       $12,146     $14,821      $11,995        $11,167
 8/31/89      $12,979       $12,241     $15,091      $11,809        $11,167
 9/30/89      $13,013       $12,273     $15,033      $11,861        $11,387
10/31/89      $12,929       $12,193     $14,696      $12,161        $11,387
11/30/89      $13,100       $12,355     $14,980      $12,271        $11,387
12/31/89      $13,366       $12,606     $15,342      $12,290        $11,609
 1/31/90      $12,762       $12,036     $14,326      $12,121        $11,609
 2/28/90      $12,960       $12,223     $14,489      $12,148        $11,609
 3/31/90      $13,014       $12,274     $14,881      $12,149        $11,836
 4/30/90      $12,744       $12,019     $14,527      $12,037        $11,836
 5/31/90      $13,514       $12,745     $15,911      $12,386        $11,836
 6/30/90      $13,532       $12,763     $15,817      $12,586        $12,067
 7/31/90      $13,758       $12,976     $15,778      $12,742        $12,067
 8/31/90      $12,994       $12,255     $14,334      $12,558        $12,067
 9/30/90      $12,784       $12,057     $13,645      $12,662        $12,282
10/31/90      $12,708       $11,985     $13,600      $12,830        $12,282
11/30/90      $13,211       $12,459     $14,462      $13,109        $12,282
12/31/90      $13,502       $12,734     $14,867      $13,307        $12,480
 1/31/91      $13,755       $12,973     $15,527      $13,457        $12,480
 2/28/91      $14,169       $13,363     $16,613      $13,572        $12,480
 3/31/91      $14,327       $13,512     $17,024      $13,666        $12,659
 4/30/91      $14,386       $13,568     $17,079      $13,823        $12,659
 5/31/91      $14,647       $13,814     $17,787      $13,888        $12,659
 6/30/91      $14,344       $13,528     $16,984      $13,873        $12,834
 7/31/91      $14,829       $13,986     $17,794      $14,047        $12,834
 8/31/91      $15,158       $14,296     $18,192      $14,370        $12,834
 9/30/91      $15,301       $14,431     $17,891      $14,670        $12,998
10/31/91      $15,588       $14,701     $18,150      $14,802        $12,998
11/30/91      $15,380       $14,506     $17,400      $14,949        $12,998
12/31/91      $16,375       $15,444     $19,388      $15,453        $13,123
 1/31/92      $15,992       $15,082     $19,048      $15,224        $13,123
 2/28/92      $16,100       $15,184     $19,275      $15,305        $13,123
 3/31/92      $15,862       $14,960     $18,900      $15,221        $13,256
 4/30/92      $16,035       $15,123     $19,477      $15,312        $13,256
 5/31/92      $16,327       $15,398     $19,547      $15,609        $13,256
 6/30/92      $16,461       $15,525     $19,258      $15,838        $13,375
 7/31/92      $16,885       $15,925     $20,067      $16,243        $13,375
 8/31/92      $16,952       $15,988     $19,636      $16,388        $13,375
 9/30/92      $17,042       $16,073     $19,865      $16,612        $13,467
10/31/92      $16,861       $15,902     $19,955      $16,358        $13,467
11/30/92      $17,136       $16,161     $20,607      $16,343        $13,467
12/31/92      $17,431       $16,440     $20,864      $16,625        $13,575
 1/31/92      $17,479       $16,485     $21,059      $16,987        $13,575
 2/28/93      $17,813       $16,800     $21,328      $17,339        $13,575
 3/31/93      $18,028       $17,003     $21,775      $17,398        $13,676
 4/30/93      $17,909       $16,890     $21,274      $17,532        $13,676
 5/31/93      $17,968       $16,947     $21,810      $17,522        $13,676
 6/30/93      $18,265       $17,227     $21,879      $17,920        $13,780
 7/31/93      $18,364       $17,320     $21,815      $18,035        $13,780
 8/31/93      $19,111       $18,024     $22,618      $18,449        $13,780
 9/30/93      $19,336       $18,236     $22,444      $18,513        $13,880
10/31/93      $19,436       $18,331     $22,929      $18,589        $13,880
11/30/93      $18,944       $17,867     $22,684      $18,379        $13,880
12/31/93      $19,382       $18,280     $22,963      $18,459        $13,986
 1/31/94      $20,123       $18,979     $23,761      $18,737        $13,986
 2/28/94      $19,616       $18,501     $23,099      $18,329        $13,986
 3/31/94      $18,841       $17,770     $22,094      $17,881        $14,108
 4/30/94      $18,948       $17,871     $22,405      $17,733        $14,108
 5/31/94      $18,989       $17,909     $22,739      $17,100        $14,108
 6/30/94      $18,576       $17,519     $22,187      $17,658        $14,256
 7/31/94      $19,182       $18,091     $22,940      $18,011        $14,256
 8/31/94      $19,545       $18,433     $23,858      $18,019        $14,256
 9/30/94      $19,099       $18,013     $23,270      $17,746        $14,427
10/31/94      $19,266       $18,171     $23,812      $17,726        $14,427
11/30/94      $18,861       $17,789     $22,928      $17,695        $14,427
12/31/94      $19,030       $17,948     $23,266      $17,811        $14,628
 1/31/95      $19,227       $18,133     $23,884      $18,153        $14,628
 2/28/95      $19,974       $18,838     $24,799      $18,574        $14,628
 3/31/95      $20,456       $19,293     $25,530      $18,699        $14,834
 4/30/95      $20,938       $19,747     $26,305      $18,960        $14,834
 5/31/95      $21,763       $20,525     $27,321      $19,754        $14,834
 6/30/95      $22,107       $20,850     $27,964      $19,912        $15,032
 7/31/95      $22,594       $21,309     $28,912      $19,835        $15,032
 8/31/95      $22,999       $21,691     $28,963      $20,089        $15,032
 9/30/95      $23,316       $21,990     $30,185      $20,293        $15,225
10/31/95      $23,345       $22,018     $30,095      $20,591        $15,225
11/30/95      $23,983       $22,619     $31,392      $20,930        $15,225
12/31/95      $24,680       $23,276     $32,001      $21,238        $15,412
 1/31/96      $25,073       $23,647     $33,104      $21,371        $15,412
 2/28/96      $25,161       $23,730     $33,394      $20,918        $15,412
 3/31/96      $25,344       $23,903     $33,718      $20,742        $15,605
 4/30/96      $25,527       $24,075     $34,237      $20,599        $15,605
 5/31/96      $25,816       $24,348     $35,085      $20,565        $15,605
 6/30/96      $26,032       $24,551     $35,230      $20,839        $15,804
 7/31/96      $25,168       $23,737     $33,686      $20,888        $15,804
 8/31/96      $25,707       $24,245     $34,388      $20,836        $15,804
 9/30/96      $26,516       $25,008     $36,320      $21,207        $16,002
10/31/96      $27,045       $25,507     $37,335      $21,702        $16,002
11/30/96      $28,277       $26,669     $40,142      $22,101        $16,002
12/31/96      $28,039       $26,444     $39,345      $21,855        $16,205
 1/31/97      $29,217       $27,556     $41,822      $21,881        $16,205
 2/28/97      $29,284       $27,618     $42,134      $21,927        $16,205
 3/31/97      $28,412       $26,796     $40,402      $21,667        $16,415
 4/30/97      $29,388       $27,717     $42,831      $21,983        $16,415
 5/31/97      $30,677       $28,932     $45,409      $22,189        $16,415
 6/30/97      $31,605       $29,808     $47,451      $22,455        $16,625
 7/31/97      $33,605       $31,694     $51,230      $23,142        $16,625
 8/31/97      $32,210       $30,379     $48,360      $22,882        $16,625
 9/30/97      $33,503       $31.598     $51,003      $23,242        $16,830
10/31/97      $33,216       $31,327     $49,316      $23,614        $16,830
11/30/97      $33,720       $31,802     $51,586      $23,738        $16,830
12/31/97      $34,097       $32,158**   $52,468      $23,988        $17,052

Fund Performance +
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                       21.6%
Five Years                                     14.4
Ten Years                                      13.1


SEC Average Annual Total Returns (including 5.75% sales charge)
--------------------------------------------------------------------------------
One Year                                       14.7%
Five Years                                     13.0
Ten Years                                      12.4


*   Source: Towers Data Systems, Bethesda, MD.

    The chart compares the Fund's total return with those of the S&P 500 Index, the Lehman Brothers Government/Corporate Bond Index, and 90-Day U.S. Treasury Bills. The S&P 500 is a broad-based unmanaged index of 500 common stocks. The Lehman Brothers Corporate/Government Index is a diversified, unmanaged index of corporate and U.S. government bonds. The 90-Day Treasury Bill returns are shown to indicate how the Fund performed relative to a portfolio of cash equivalents. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index, the Lehman Brothers Corporate/Government Bond Index, and 90-Day U.S. Treasury Bills. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an Index.

** This figure represents the Fund's performance including the Fund's maximum 5.75% initial sales charge.

 + Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC Returns reflect maximum sales charge as noted.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Traditional Investors Fund as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Investors Portfolio (Portfolio), at value (Note 1A)
   (identified cost, $182,926,986)                                 $263,354,839
Receivable for Fund shares sold                                         504,268
--------------------------------------------------------------------------------
Total assets                                                       $263,859,107
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable to affiliate for Trustees' fees (Note 4)                   $        840
Accrued expenses                                                        128,449
--------------------------------------------------------------------------------
Total liabilities                                                  $    129,289
--------------------------------------------------------------------------------
Net Assets for 30,307,019 shares of beneficial
   interest outstanding                                            $263,729,818
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $183,052,175
Accumulated net realized gain on investments (computed on
   the basis of identified cost)                                         43,805
Accumulated undistributed net investment income                         205,985
Net unrealized appreciation of investments (computed on the basis
   of identified cost)                                               80,427,853
--------------------------------------------------------------------------------
Total                                                              $263,729,818
--------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share
--------------------------------------------------------------------------------
($263,729,818 / 30,307,019 shares of
    beneficial interest outstanding)                               $       8.70
--------------------------------------------------------------------------------


Computation of Offering Price
--------------------------------------------------------------------------------
Offering price per share (100 / 94.25 of $8.70)                    $       9.23
--------------------------------------------------------------------------------
On sales of $25,000 or more, the offering price is reduced.


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from Portfolio (net of
   foreign taxes, $25,735)                                         $  3,118,235
Interest income allocated from Portfolio                              5,411,952
Expenses allocated from Portfolio                                    (1,773,717)
--------------------------------------------------------------------------------
Net investment income from Portfolio                               $  6,756,470
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
   Administrator's organization (Note 4)                           $      3,310
Transfer and dividend disbursing agent fees                             282,475
Service fees (Note 5)                                                   281,858
Printing and postage                                                     68,674
Custodian fee                                                            23,878
Registration fees                                                        20,671
Legal and accounting services                                            18,471
Miscellaneous                                                            13,188
--------------------------------------------------------------------------------
Total expenses                                                     $    712,525
--------------------------------------------------------------------------------

Net investment income                                              $  6,043,945
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                 $ 20,676,352
--------------------------------------------------------------------------------
Net realized gain on investment transactions                       $ 20,676,352
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments                                                     $ 23,123,556
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   of investments                                                  $ 23,123,556
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $ 43,799,908
--------------------------------------------------------------------------------

Net increase in net assets from operations                         $ 49,843,853
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Investors Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                     Year Ended            Year Ended
in Net Assets                           December 31, 1997     December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment income                    $   6,043,945         $   7,176,453
   Net realized gain on investments            20,676,352            28,326,826
   Net change in unrealized
      appreciation (depreciation)
      of investments                           23,123,556            (5,008,446)
--------------------------------------------------------------------------------
Net increase in net assets
   from operations                          $  49,843,853         $  30,494,833
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
   From net investment income               $  (5,802,058)        $  (7,176,453)
   In excess of net investment income                  --               (20,625)
   From net realized gain
      on investments                          (25,427,692)          (24,332,072)
--------------------------------------------------------------------------------
Total distributions to shareholders         $ (31,229,750)        $ (31,529,150)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest (Note 3) --
   Proceeds from sale of shares             $   8,832,967         $   8,562,690
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                   22,842,764            21,195,011
   Cost of shares redeemed                    (26,777,414)          (25,376,402)
--------------------------------------------------------------------------------

Net increase in net assets from Fund
   share transactions                       $   4,898,317         $   4,381,299
--------------------------------------------------------------------------------

Net increase in net assets                  $  23,512,420         $   3,346,982
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                        $ 240,217,398         $ 236,870,416
--------------------------------------------------------------------------------
At end of year                              $ 263,729,818         $ 240,217,398
--------------------------------------------------------------------------------


Accumulated undistributed
net investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                              $     205,985         $     309,282
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Investors Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                 Year Ended December 31,            Year Ended January 31,
                                                      ------------------------------------------------------------------------------
                                                              1997       1996        1995*       1995       1994        1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $  8.090   $  8.150    $  6.840   $   7.600   $  7.390    $  7.500
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  0.208   $  0.254    $  0.254   $   0.283   $  0.217    $  0.342
Net realized and unrealized gain (loss) on investments         1.492      0.821       1.641      (0.623)     0.833       0.318
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $  1.700   $  1.075    $  1.895   $  (0.340)  $  1.050    $  0.660
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $ (0.200)  $ (0.254)   $ (0.248)  $  (0.275)  $ (0.307)   $ (0.360)
In excess of net investment income                                --     (0.001)         --          --     (0.008)         --
From net realized gain on investments                         (0.890)    (0.880)     (0.337)     (0.145)    (0.525)     (0.410)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (1.090)  $ (1.135)   $ (0.585)  $  (0.420)  $ (0.840)   $ (0.770)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                              $  8.700   $  8.090    $  8.150   $   6.840   $  7.600    $  7.390
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                              21.60%     13.61%      28.36%      (4.45)%    15.13%       9.30%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                     $263,730   $240,217    $236,870    $200,419   $227,402    $212,545
Ratio of net expenses to average daily net assets/(2)/          0.97%      0.93%       0.95%+      0.91%      0.90%       0.89%
Ratio of net investment income to average daily net assets      2.35%      3.03%       3.60%+      4.05%      4.07%       4.62%
Portfolio Turnover/(3)/                                           --         --          --         --          44%         32%
------------------------------------------------------------------------------------------------------------------------------------

  +   Annualized.
  *   For the eleven month period ended December 31, 1995.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of the Portfolio's allocated expenses for the period the Fund was investing in the Portfolio.
/(3)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Traditional Investors Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Traditional Investors Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Investors Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (79.9% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer three classes of shares and, effective January 1, 1998, the existing shares of the Fund will be designated Class A shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund would acquire substantially all of the assets and liabilities of the EV Marathon Investors Fund and the EV Classic Investors Fund. The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Marathon Fund will receive Class B shares and shareholders of the Classic Fund will receive Class C shares of the Fund.
   The reorganization will occur after the close of business, December 31, 1997.

   A Investment Valuations -- Valuations of securities by the Portfolio are discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, dividend income was recorded on the ex-dividend date.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,889,707 at 28% and $13,099,413 at 20% as a long-term capital gain distribution for its taxable year ended December 31, 1997.

   D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's or Portfolio's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

   E Other -- Investment transactions are accounted for on a trade-date basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between

EV Traditional Investors Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.


3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      Year Ended December 31,
                                                  -----------------------------
                                                       1997           1996
    ---------------------------------------------------------------------------
    Sales                                           1,006,180      1,024,596

    Issued to shareholders electing to
      receive payments of distributions in
      Fund shares                                   2,664,443      2,630,611

    Redemptions                                    (3,051,117)    (3,029,893)
    ---------------------------------------------------------------------------

    Net Increase                                      619,506        625,314
    ---------------------------------------------------------------------------


4  Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.


5  Service Plan
   -----------------------------------------------------------------------------
   The Fund adopted a Service Plan on July 7, 1993 designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. The Service Plan replaced the Fund's distribution plan which became effective on July 1, 1989. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or maintenance of shareholder accounts. During the year ended December 31, 1997 the Fund paid or accrued $281,858 under the Plan to the Principal Underwriter and Authorized Firms.


6  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1997, aggregated $9,838,854 and $44,202,927 respectively.


7  Subsequent Event
   -----------------------------------------------------------------------------
   Effective January 1, 1998, the EV Traditional Investors Fund changed its name to Eaton Vance Investors Fund and shares of the Fund are designated Class A shares. Additional classes of shares are also offered.

EV Traditional Investors Fund as of December 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT


To the Board of Trustees and Shareholders
of EV Traditional Investors Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Traditional Investors Fund (the Fund), a series of Eaton Vance Special Investment Trust, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended, the eleven month period ended December 31, 1995, and each of the three years in the period ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended, the eleven month period ended December 31, 1995 and for each of the three years in the period ended January 31, 1995, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.
                                          Boston, Massachusetts
                                          February 06, 1998

Investors Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Common Stocks -- 68.5%

Security                                                Shares     Value
--------------------------------------------------------------------------------

Aerospace and Defense -- 1.2%
--------------------------------------------------------------------------------
General Motors Corp., Class H                           100,000    $   3,693,750
Raytheon Co. Class A                                      3,826          188,679
--------------------------------------------------------------------------------
                                                                   $   3,882,429
--------------------------------------------------------------------------------

Auto and Parts -- 2.5%
--------------------------------------------------------------------------------
General Motors Corp.                                     60,000    $   3,637,500
Magna International, Inc. Class A                        75,000        4,710,938
--------------------------------------------------------------------------------
                                                                   $   8,348,438
--------------------------------------------------------------------------------

Banks - Regional -- 2.1%
--------------------------------------------------------------------------------
Norwest Corp.                                           180,000    $   6,952,499
--------------------------------------------------------------------------------
                                                                   $   6,952,499
--------------------------------------------------------------------------------

Banks and Money Services -- 2.6%
--------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones                   75,000    $   3,103,125
Chase Manhattan Corp.                                    50,200        5,496,900
--------------------------------------------------------------------------------
                                                                   $   8,600,025
--------------------------------------------------------------------------------

Beverages -- 1.4%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                           130,000    $   4,736,875
--------------------------------------------------------------------------------
                                                                   $   4,736,875
--------------------------------------------------------------------------------

Chemicals -- 2.1%
--------------------------------------------------------------------------------
Monsanto Corp.                                           65,000    $   2,730,000
Praxair, Inc.                                            80,000        3,600,000
Solutia, Inc.                                            25,000          667,188
--------------------------------------------------------------------------------
                                                                   $   6,997,188
--------------------------------------------------------------------------------

Computers and Business Equipment -- 2.3%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                      60,000    $   3,750,000
Xerox Corp.                                              51,000        3,764,438
--------------------------------------------------------------------------------
                                                                   $   7,514,438
--------------------------------------------------------------------------------

Drugs -- 7.7%
--------------------------------------------------------------------------------
Astra AB Class A                                        266,666    $   4,621,215
Elan Corp., PLC, ADR*                                    75,000        3,839,063
Eli Lilly & Co.                                          70,000        4,873,750
Pfizer, Inc.                                             37,800        2,818,463
Smithkline Beecham PLC, ADR                              70,000        3,600,625
Warner-Lambert Co.                                       45,000        5,580,000
--------------------------------------------------------------------------------
                                                                   $  25,333,116
--------------------------------------------------------------------------------

Electric Utilities -- 1.1%
--------------------------------------------------------------------------------
The Southern Co.                                        140,000    $   3,622,500
--------------------------------------------------------------------------------
                                                                   $   3,622,500
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 2.2%
--------------------------------------------------------------------------------
Intel Corp.                                              70,000    $   4,917,500
LSI Logic, Inc.*                                        120,000        2,370,000
--------------------------------------------------------------------------------
                                                                   $   7,287,500
--------------------------------------------------------------------------------

Financial - Miscellaneous -- 3.6%
--------------------------------------------------------------------------------
Federal National Mortgage Association                    75,000    $   4,279,688
MBNA Corp.                                              120,000        3,277,500
MGIC Investment Corp.                                    65,000        4,322,500
--------------------------------------------------------------------------------
                                                                   $  11,879,688
--------------------------------------------------------------------------------

Foods -- 1.8%
--------------------------------------------------------------------------------
Unilever ADR                                             92,000    $   5,744,250
--------------------------------------------------------------------------------
                                                                   $   5,744,250
--------------------------------------------------------------------------------

Household Products -- 0.9%
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                     62,400    $   3,077,100
--------------------------------------------------------------------------------
                                                                   $   3,077,100
--------------------------------------------------------------------------------

Information Services -- 1.3%
--------------------------------------------------------------------------------
Reuters Holdings PLC, ADR                                65,000    $   4,306,250
--------------------------------------------------------------------------------
                                                                   $   4,306,250
--------------------------------------------------------------------------------

Insurance -- 6.1%
--------------------------------------------------------------------------------
Allstate Corp.                                           90,000    $   8,178,749
General RE Corp.                                         30,000        6,359,999
Mutual Risk Management Ltd.                             186,600        5,586,338
--------------------------------------------------------------------------------
                                                                   $  20,125,086
--------------------------------------------------------------------------------

                       See notes to financial statements

Investors Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Security                                      Shares                Value
--------------------------------------------------------------------------------

Machinery -- 1.3%
--------------------------------------------------------------------------------
Deere and Co.                                  75,000              $  4,373,438
--------------------------------------------------------------------------------
                                                                   $  4,373,438
--------------------------------------------------------------------------------

Medical Products -- 5.6%
--------------------------------------------------------------------------------
Baxter International, Inc.                     80,000              $  4,035,000
Boston Scientific Corp.*                       75,000                 3,440,625
Sofamor Danek Group, Inc.*                    170,300                11,080,143
--------------------------------------------------------------------------------
                                                                   $ 18,555,768
--------------------------------------------------------------------------------

Metals and Minerals -- 2.7%
--------------------------------------------------------------------------------
J & L Specialty Steel, Inc.                   200,000              $  2,012,500
Potash Corp. of Saskatchewan                   55,000                 4,565,000
Steel Dynamics Corp.*                         150,000                 2,400,000
--------------------------------------------------------------------------------
                                                                   $  8,977,500
--------------------------------------------------------------------------------

Oil and Gas - Exploration
and Production -- 1.9%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                       60,000              $  3,641,250
Triton Energy Ltd.*                            90,000                 2,626,875
--------------------------------------------------------------------------------
                                                                   $  6,268,125
--------------------------------------------------------------------------------

Oil and  Gas - Integrated -- 2.5%
--------------------------------------------------------------------------------
Exxon Corp.                                    87,280              $  5,340,445
Mobil Corp.                                    40,000                 2,887,500
--------------------------------------------------------------------------------
                                                                   $  8,227,945
--------------------------------------------------------------------------------

Paper and Forest Products -- 0.8%
--------------------------------------------------------------------------------
Plum Creek Timber Co., L.P.                    90,000              $  2,716,875
--------------------------------------------------------------------------------
                                                                   $  2,716,875
--------------------------------------------------------------------------------

Publishing -- 1.3%
--------------------------------------------------------------------------------
McGraw-Hill Companies, Inc.                    56,500              $  4,181,000
--------------------------------------------------------------------------------
                                                                   $  4,181,000
--------------------------------------------------------------------------------

REITS -- 3.5%
--------------------------------------------------------------------------------
Colonial Properties Trust                      80,000              $  2,410,000
Equity Office Properties                       10,000                   315,625
Equity Residential Properties Trust           101,400                 5,127,038
Security Capital Group                          6,982                    36,656
Security Capital Industrial Trust             150,000                 3,731,250
--------------------------------------------------------------------------------
                                                                   $ 11,620,569
--------------------------------------------------------------------------------

Retail - Food and Drug -- 3.0%
--------------------------------------------------------------------------------
CVS Corp.                                      95,000              $  6,085,938
Safeway, Inc.*                                 60,000                 3,795,000
--------------------------------------------------------------------------------
                                                                   $  9,880,938
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.2%
--------------------------------------------------------------------------------
The Home Depot, Inc.                          120,000              $  7,064,999
--------------------------------------------------------------------------------
                                                                   $  7,064,999
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 1.9%
--------------------------------------------------------------------------------
Corning, Inc.                                  80,000              $  2,970,000
Sealed Air Corp.*                              50,000                 3,087,500
--------------------------------------------------------------------------------
                                                                   $  6,057,500
--------------------------------------------------------------------------------

Telephone Utilities -- 1.5%
--------------------------------------------------------------------------------
Ameritech Corp.                                60,448              $  4,866,064
--------------------------------------------------------------------------------
                                                                   $  4,866,064
--------------------------------------------------------------------------------

Transportation -- 1.4%
--------------------------------------------------------------------------------
Southwest Airlines, Inc.                      187,500              $  4,617,188
--------------------------------------------------------------------------------
                                                                   $  4,617,188
--------------------------------------------------------------------------------

Total Common Stocks
   (identified cost $134,632,910)                                  $225,815,291
--------------------------------------------------------------------------------

Convertible Preferred Stock -- 0.8%

Metals - Gold -- 0.8%
--------------------------------------------------------------------------------
Freeport McMoRan Copper & Gold,
5% Series CV                                  125,000              $  2,710,938
--------------------------------------------------------------------------------
                                                                   $  2,710,938
--------------------------------------------------------------------------------

Total Convertible Preferred Stock
   (identified cost $2,872,500)                                    $  2,710,938
--------------------------------------------------------------------------------

                       See notes to financial statements

Investors Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


                                               Principal
                                               Amount
Security                                       (000 Omitted)       Value
--------------------------------------------------------------------------------
Associates Corp., N.A., 5.96%, 5/15/37         $  2,000            $  2,056,740
Bell Telephone Co., 8.35%, 12/15/30               3,000               3,737,130
Chesapeake Potomac Telephone Co.,                 2,850               3,529,127
8.375%, 10/1/29
Columbia/HCA Healthcare Corp.,
8.36%, 4/15/24                                      900                 963,594
Commercial Credit Corp., 7.875%, 2/1/25           2,000               2,284,480
Connecticut Light and Power Co.,
7.875%, 10/1/24                                   3,775               4,345,667
General Motors Corp., 9.45%, 11/1/11              3,000               3,719,010
Grand Metropolitan Investments Corp.,
7.45%, 4/15/35                                    3,090               3,453,971
Intermediate American Development Bank,
8.40%, 9/1/09                                     3,690               4,382,023
Intermediate American Development Bank,
6.95%, 8/1/26                                       220                 238,682
J.C. Penney, Inc., 7.40%, 4/1/37                  2,050               2,245,878
Johnson Controls, Inc., 7.70%, 3/1/15             1,360               1,509,926
Lowes Cos., Inc., 7.11%, 5/15/37                  3,000               3,269,430
Mead Corp., 6.84%, 3/1/37                         2,000               2,108,820
Proctor and Gamble Co., 8.00%, 9/1/24             3,000               3,602,610
Seagram (Joseph) & Sons Inc.,
9.65%, 8/15/18                                    1,030               1,338,104
State Street Bank, 7.35%, 6/15/26                 1,700               1,877,616
Tennessee Valley Power Authority,
5.88%, 4/1/36                                     3,350               3,466,580
TRW, Inc., MTN, 9.35%, 6/4/20                       900               1,148,859
Xerox Corp., 5.90%, 5/5/37                        3,000               3,071,430
Xerox Corp., 5.875%, 6/15/37                      1,000               1,019,990
--------------------------------------------------------------------------------

Total Corporate Bonds
   (identified cost $50,178,347)                                    $53,369,667
--------------------------------------------------------------------------------

U.S. Treasury Obligations -- 13.4%

                                               Principal
                                               Amount
Security                                       (000 Omitted)       Value
--------------------------------------------------------------------------------
FHLMC, 7.95%, 5/15/20                          $    772            $    776,346
FHLMC, PAC, CMO, Series 34-C,
9.00%, 11/15/19                                     318                 328,827
FHLMC, PAC, CMO, Series 41-F,
10.00%, 5/15/20                                   1,801               1,993,902
FHLMC, PAC, CMO, Series 59-D,
9.70%, 1/15/16                                      277                 276,660
FNMA , PAC, CMO, Series 1990 101-C,
7.50%, 5/25/19                                      370                 369,336
FNMA, PAC, CMO, Series 1990 24-E,
9.00%, 3/25/20                                    1,586               1,667,127
FNMA, PAC, CMO, Series 1990 82-K,
8.50%, 7/25/19                                       11                  10,768
U.S. Treasury Note, 5.75%, 11/30/02              11,000              11,008,579
U.S. Treasury Note, 7.125%, 9/30/99              15,000              15,356,249
U.S. Treasury Note, 6.125%, 5/15/98               8,000               8,017,519
U.S. Treasury Note, 6.125%, 9/30/00               4,000               4,041,880
U.S. Treasury Note, 6.50%, 10/15/06                 300                 314,109
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations
   (identified cost $44,439,882)                                   $ 44,161,302
--------------------------------------------------------------------------------

Commercial Paper -- 0.6%

                                               Principal
                                               Amount
Security                                       (000 Omitted)       Value
--------------------------------------------------------------------------------
Associates Corp., N.A., 6.70%, 1/2/98          $  2,102            $  2,101,609
--------------------------------------------------------------------------------

Total Commercial Paper
   (amortized cost $2,101,609)                                     $  2,101,609
--------------------------------------------------------------------------------

Total Investments -- 99.5%
   (identified cost $234,225,248)                                  $328,158,807
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 0.5%                             $  1,548,435
--------------------------------------------------------------------------------


Net Assets -- 100%                                                 $329,707,242
--------------------------------------------------------------------------------

ADR - American Depositary Receipt
PAC - Planned Authorization Class
CMO - Collateralized Mortgage Obligations
REIT - Real Estate Investment Trust
* Non-income producing security.

                       See notes to financial statements

Investors Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $234,225,248)                                $328,158,807
Cash                                                                       627
Interest and dividends receivable                                    1,589,744
Tax reclaim receivable                                                   4,677
Deferred organization expenses (Note 1F)                                 2,113
--------------------------------------------------------------------------------
Total assets                                                      $329,755,968
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable to affiliate for Trustees' fees (Note 2)                  $      4,260
Accrued expenses                                                        44,466
--------------------------------------------------------------------------------
Total liabilities                                                 $     48,726
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio         $329,707,242
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals           $235,773,683
Net unrealized appreciation of investments (computed on
   the basis of identified cost)                                    93,933,559
--------------------------------------------------------------------------------
Total                                                             $329,707,242
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $31,939)                         $  3,858,950
Interest income                                                      6,702,834
--------------------------------------------------------------------------------
Total income                                                      $ 10,561,784
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                   $  1,964,597
Compensation of Trustees not members of the
   Investment Adviser's organization (Note 2)                           16,887
Custodian fee                                                          159,280
Legal and accounting services                                           45,475
Amortization of organization expenses (Note 1F)                          3,661
Miscellaneous                                                            6,808
--------------------------------------------------------------------------------
Total expenses                                                    $  2,196,708
--------------------------------------------------------------------------------

Net investment income                                             $  8,365,076
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                $ 24,802,364
--------------------------------------------------------------------------------
Net realized gain on investment transactions                      $ 24,802,364
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                            $ 29,330,948
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   of investments                                                 $ 29,330,948
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                   $ 54,133,312
--------------------------------------------------------------------------------

Net increase in net assets from operations                        $ 62,498,388
--------------------------------------------------------------------------------

                       See notes to financial statements

Investors Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                        Year Ended         Year Ended
in Net Assets                              December 31, 1997  December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment income                       $   8,365,076      $   9,268,008
   Net realized gain on investments               24,802,364         30,748,316
   Net change in unrealized
      appreciation (depreciation)
      of investments                              29,330,948         (2,562,219)
--------------------------------------------------------------------------------
   Net increase in net assets
      from operations                          $  62,498,388      $  37,454,105
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                               $  27,019,040      $  32,919,522
   Withdrawals                                   (61,370,968)       (45,187,645)
--------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                        $ (34,351,928)     $ (12,268,123)
--------------------------------------------------------------------------------

Net increase in net assets                     $  28,146,460      $  25,185,982
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                           $ 301,560,782      $ 276,374,800
--------------------------------------------------------------------------------
At end of year                                 $ 329,707,242      $ 301,560,782
--------------------------------------------------------------------------------

                       See notes to financial statements

Investors Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                        Year Ended December 31,               Year Ended January 31,
                                            --------------------------------------------  ----------------------------
                                                1997             1996           1995*           1995           1994**
----------------------------------------------------------------------------------------------------------------------


Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------
Expenses                                         0.69%            0.70%          0.71%+         0.70%          0.69%+
Net investment income                            2.62%            3.23%          3.83%+         4.25%          3.69%+
Portfolio Turnover                                 37%              64%            47%            28%            15%
----------------------------------------------------------------------------------------------------------------------
Average commission rate (per share) /(1)/    $ 0.0584         $ 0.0591       $     --       $     --       $     --
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)      $329,707         $301,561       $276,375       $217,157       $230,334
----------------------------------------------------------------------------------------------------------------------


+     Annualized.

*     For the eleven month period ended December 31, 1995.

** For the period from the start of business, October 28, 1993 to January 31, 1994.

/(1)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

Investors Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Investors Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between latest bid and asked prices. Debt securities (other than mortgage-backed "pass through" securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage-backed "pass through" securities are valued using a matrix pricing system which takes into account yield differentials, anticipated prepayments and interest rates. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

   C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

   E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   F Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over five years.

   G Other -- Investment transactions are accounted for on a trade date basis.

Investors Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% annually) of the Portfolio's average daily net assets up to $300 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1997, the fee was equivalent to 0.61% of the Portfolio's average net assets for such period and amounted to $1,964,597. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.


3  Investments Transaction
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $81,128,338 and $104,085,909, respectively. Purchases and sales of U.S. Government/agency securities aggregated $34,911,297 and $30,400,441, respectively.


4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in the value of investments owned at December 31, 1997, as computed on a federal income tax basis, are as follows:


   Aggregate cost                                                $234,225,248
   -----------------------------------------------------------------------------

   Gross unrealized appreciation                                 $ 99,371,940
   Gross unrealized depreciation                                    5,438,381
   -----------------------------------------------------------------------------

   Net unrealized appreciation                                   $ 93,933,559
   -----------------------------------------------------------------------------


5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1997.


6  Risk Associated with Foreign Investments
   -----------------------------------------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and

Investors Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Investors Portfolio as of December 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT


To the Board of Trustees and Investors
of Investors Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Investors Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and for the period from October 28, 1993 (start of business) to January 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Investors Portfolio as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the supplementary data for each of the two years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and for the period from October 28, 1993 (start of business) to January 31, 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.
                                          Boston, Massachusetts
                                          February 6, 1998

EV Traditional Investors Fund as of December 31, 1997

INVESTMENT MANAGEMENT


EV Traditional Investors Fund


Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Investors Portfolio

Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

Thomas E. Faust, Jr.
Vice President and
Portfolio Manager

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                       This Page Intentionally Left Blank

Investment Advisor of
Investors Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of
EV Traditional Investors Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02205-1537

Transfer and Dividend
Disbursing Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109



EV Traditional Investors Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                    T-IFSRC-2/98